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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 11, 1997


                             UNITED NATIONAL BANCORP
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             (Exact name of registrant as specified in its charter)


                                   New Jersey
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                 (State or other jurisdiction of incorporation)

                              000-16931 22-2894827
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           (Commission File Number) (IRS Employer Identification No.)

             1130 Route 22 East, Bridgewater, New Jersey 08807-0010
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                    (Address of principal executive offices)

                                 (908) 429-2200
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.
The Company may make certain "forward-looking" statements from time to time as part of the discussion of the Company's business, financial results or financial condition. Such forward-looking statements are not historical facts and may include expressions by the Company or its officers about their confidence or strategies, or statements or discussions concerning such matters as (1) future revenues, interest income, interest expenses, volume of loans or non-interest income, whether relating to the Company as a whole or by area (such as mortgage loans, car loans, credit card loans, commercial loans); (2) future earnings, whether with respect to the remainder of a current fiscal year or any future periods; (3) future domestic and/or international expansion; (4) future capital expenditures; (5) acquisition related revenues, income, expense or costs, (6) the effect of outsourcing of certain functions; (7) the effect of certain corporate strategies; (8) future dividends; or (9) other specific forward-looking information concerning the business, operations, financial results or financial condition of the Company. NO SUCH FORWARD-LOOKING STATEMENT IS INTENDED TO BE A GUARANTEE OF FUTURE EVENTS. IN EACH CASE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENT. Some of the factors that are likely to cause actual results to differ from any such expression of confidence, outlook, estimate, plan or goal are set forth below. The following factors are not intended to be all-inclusive:

Factors that could cause such a difference, include but are not limited to the following: expected cost savings may not be fully realized or may not be realized within the expected time frame; income or revenues may be lower than expected or operating costs may be higher; competitive pressures in the banking and financial services industries may increase significantly; the Company may experience business disruption related to implementation of programs or methodologies; general economic conditions either nationally or in New Jersey may be weaker than expected; the effects of changes in legal and regulatory barriers and structures; or there may be other unanticipated occurrences which could delay the implementation of all or part of planned programs or initiatives, increase the costs associated with any such project or decrease the financial benefits of any such project.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   UNITED NATIONAL BANCORP

Dated: August 13, 1997              By: /s/ Thomas C. Gregor
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                                       Thomas C. Gregor
                                       Chairman, President and
                                          Chief Executive Officer